UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2004

San Juan Basin Royalty Trust

(Exact name of registrant as specified in the Amended and Restated San Juan Basin Royalty Trust Indenture)

Texas (State or other jurisdiction of incorporation or organization)	1-8032 (Commission File Number)	75-6279898 (I.R.S. Employer Identification Number)

TexasBank, Trust Department 2525 Ridgmar Boulevard, Suite 100 Fort Worth, Texas (Address of principal executive offices)		76116 (Zip code)

Registrant’s telephone number, including area code: (866) 809-4553

N/A
(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 5. Other Events and Regulation FD Disclosure.

     On February 6, 2004, TexasBank, in its capacity as trustee of the San Juan Basin Royalty Trust (the “Trust”), issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the capital project plan for 2004 as delivered to it by Burlington Resources Oil & Gas Company LP as well as revisions to the 2003 capital budget estimate. The press release states, among other things, that capital expenditures for 2004 for properties subject to the Trust’s royalty interest are estimated to be $18.4 million.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press release, dated February 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXASBANK, AS TRUSTEE FOR THE
SAN JUAN BASIN ROYALTY TRUST
(Registrant)

	By:	/s/ Lee Ann Anderson

Lee Ann Anderson
Vice President and Trust Officer

Date: February 9, 2004

(The Trust has no directors or executive officers.)